EXHIBIT 99.1

NEWS RELEASE

COMPUWARE CORPORATION                                           COMPUWARE [LOGO]
-------------------------------------------------------------
Corporate Headquarters
One Campus Martius o Detroit, MICHIGAN 48226
(313) 227-7300

For Immediate Release
July 26, 2007

      Compuware Corporation Announces Final First Quarter Financial Results

DETROIT--July 26, 2007--Compuware Corporation (NASDAQ: CPWR) today announced final financial results for its first quarter ended June 30, 2007.

"Despite a poor first quarter, I continue to expect great things for Compuware this fiscal year," said Compuware Chairman and CEO Peter Karmanos, Jr. "Based on a detailed analysis, the company has confirmed that it has a serious sales execution problem. In response, we have worked very hard to develop a new sales model that will cost less and will be more agile in responding to the needs of the marketplace and in fixing the company's problem."

First Quarter Fiscal 2008 Results

Compuware reports first quarter revenues of $279.4 million and net income of $189,000. Earnings per share (diluted computation) were break-even, based upon
305.6 million shares outstanding.

During the company's first quarter, software license fees were $47.3 million. Maintenance fees were $113.7 million. Revenue from professional services in the quarter was $118.4 million.

The company will host a conference call at 5:00 p.m. Eastern time (21:00 GMT) today to discuss these results.

First Quarter Fiscal Year 2007 Highlights

During the first quarter, Compuware:

      o Announced that its industry-leading IT management solution, Changepoint, now offers prepackaged product and services that deliver a defined set of management capabilities in a defined timeframe and at a known cost. These new offerings--Changepoint Supply and Demand Accelerator and Rapid Path service--place IT organizations on a rapid path to achieving their ultimate goal: delivering maximum value to the business by effectively managing IT supply and demand.

      o Introduced Compuware Optimal(TM), an integrated suite of application delivery management solutions, including: application delivery management, business requirements management, project management, quality assurance and performance assurance.

      o Announced the introduction of Vantage Service Manager, a business service management solution that enables organizations to optimize IT service delivery in accordance with business needs.

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Compuware Corporation Announces Final First Quarter Financial Results
July 26, 2007


      o Hosted the company's third-annual Partner Summit, themed Partner Solution Success. The Summit featured comprehensive learning tracks in areas such as IT Portfolio Management, Application Delivery Management, Business Service Management and other high-growth market opportunities for Compuware partners.

      o Announced that Compuware Professional Services implemented a digital, filmless imaging system for Oakwood Healthcare, Inc. Oakwood physicians now have immediate access to patient diagnostic images from any network-connected PC, allowing collaboration of patient care anytime and anywhere.

      o Introduced its Trusted Identity Broker, an outsourcing solution from Compuware Covisint that centralizes, automates and streamlines the management of digital identities. Trusted Identity Broker makes federation--the exposing and accepting of identities across security domains--simple, fast and repeatable.

      o Announced the release of Changepoint 12, the latest version of its market-leading IT Portfolio Management solution.

      o Announced that LogicaCMG has combined its expertise in risk- and requirement- based testing for software quality assurance with Compuware's extensive knowledge in developing enterprise QA solutions to create a 360 solution named Q-Talk. Q-Talk will help IT departments effectively communicate the importance, business impact and return on investment of software testing to business unit customers.

      o     Announced  the  availability  of  the  Compuware   Application  MIPS
            Management solution. The solution offers a proactive approach to identifying the root cause of excessive CPU and MIPS consumption.

      o Announced that the Georgia Department of Community Health will collaborate with Compuware Covisint to offer a statewide web-based program for processing Medicaid communications between the state and health care providers who choose to use the Covisint program.

      o Announced its inclusion in the Leader's Quadrant of the Gartner Magic Quadrant for IT Project and Portfolio Management. The report evaluated more than 22 vendors on the completeness of vision and ability to execute.

      o Announced that the company has been positioned as the "Software Testing Tools Market Leader"--featuring both breadth and depth--by Ovum, a leading analyst firm. According to Ovum, the top test automation toolsets are now all part of a larger application life cycle management and/or quality management portfolio.

      o Announced that the company has partnered with Kraft Kennedy & Lesser, Inc. (KKL) to help ensure IT continuity and availability by proactively detecting and fixing IT system problems for KKL's legal industry customers.

      o Introduced Compuware Vantage 10, a sophisticated service-management solution that enables IT organizations to manage application service from a business perspective.

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Compuware Corporation Announces Final First Quarter Financial Results
July 26, 2007


      o Hosted a webcast, titled: Rationalize, Optimize, Modernize--Getting the Most From Your Mainframe Assets," featuring Gartner, Inc. The webcast shared strategies for IT executives to manage and modernize their mainframe applications.

      o Announced that Laura Fournier, Compuware Senior Vice President and Chief Financial Officer, earned Public Company CFO of the Year recognition in the first-annual Crain's Detroit Business CFO of the Year Awards.

      o Announced that the company has been named to BZ Media's fifth annual SD Times 100 list for the fifth consecutive year.

      o Announced that for the second consecutive year, Hour Detroit readers have voted Compuware "Best Place to Work and Best Workplace Ambiance" in the magazine's annual Best of Detroit issue.

Compuware Corporation

Compuware Corporation (NASDAQ: CPWR) is a world leader in delivering software and services that enable businesses to manage their enterprises and maximize the value of their IT assets. Compuware solutions accelerate the development, improve the quality and enhance the performance of business-driving applications. Founded in 1973, Compuware serves the world's leading IT organizations, including more than 90 percent of the Fortune 100 companies. Learn more about Compuware at http://www.compuware.com/.

                                      ###

Conference Call Information

Compuware will host a conference call today to discuss these results at 5:00 p.m. Eastern time (21:00 GMT). Interested parties from the United States should call 800-230-1093. For international access, the conference call number is +1-612-332-0107.

A conference call replay will also be available. The United States replay number will be 800-475-6701, and the international replay number will be +1 320-365-3844. The replay passcode will be 875887. Additionally, investors can listen to the conference call via webcast by visiting the Compuware Corporation Investor Relations web site at http://www.compuware.com/.

Press Contact

Lisa   Elkin,   Vice   President,   Communications   and   Investor   Relations,
+1-313-227-7345

Certain statements in this release that are not historical facts, including those regarding the Company's future plans, objectives and expected performance, are "forward-looking statements" within the meaning of the federal securities laws. These forward-looking statements represent our outlook only as of the date of this release. While we believe any forward-looking statements we have made are reasonable, actual results could differ materially since the statements are based on our current expectations and are subject to risks and uncertainties. These risks and uncertainties are discussed in the Company's reports filed with the Securities and Exchange Commission. Readers are cautioned to consider these factors when relying on such forward-looking information. The Company does not undertake, and expressly disclaims any obligation, to update or alter its forward-looking statements whether as a result of new information, future events or otherwise, except as required by applicable law.

                     COMPUWARE CORPORATION AND SUBSIDIARIES
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                 (In Thousands)

                                                                      AS OF JUNE 30,
                                                             --------------------------------
                         ASSETS
                                                                  2007               2006
                                                             -------------      -------------
CURRENT ASSETS:
  Cash and cash equivalents                                  $     339,482      $     610,890
  Investments                                                       78,052            285,699
  Accounts receivable, net                                         367,443            391,016
  Deferred tax asset, net                                           37,536             30,709
  Income taxes refundable, net                                      28,294             72,923
  Prepaid expenses and other current assets                         34,132             27,606
  Buildings - held for sale                                                            13,000
                                                             -------------      -------------
          Total current assets                                     884,939          1,431,843
                                                             -------------      -------------

INVESTMENTS                                                         57,150             23,141
                                                             -------------      -------------

PROPERTY AND EQUIPMENT, LESS ACCUMULATED
  DEPRECIATION AND AMORTIZATION                                    379,743            391,730
                                                             -------------      -------------

CAPITALIZED SOFTWARE, LESS ACCUMULATED
  AMORTIZATION                                                      67,250             66,983
                                                             -------------      -------------

OTHER:
  Accounts receivable                                              175,326            194,268
  Deferred tax asset, net                                           16,817             13,781
  Goodwill                                                         353,405            334,594
  Other                                                             36,140             35,933
                                                             -------------      -------------
          Total other assets                                       581,688            578,576
                                                             -------------      -------------

TOTAL ASSETS                                                 $   1,970,770      $   2,492,273
                                                             =============      =============

          LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES:
  Accounts payable                                           $      16,607      $      20,724
  Accrued expenses                                                 111,146            148,223
  Deferred revenue                                                 372,951            374,930
                                                             -------------      -------------
          Total current liabilities                                500,704            543,877

DEFERRED REVENUE                                                   296,278            319,612

ACCRUED EXPENSES                                                    18,987             14,593

DEFERRED TAX LIABILITY, NET                                          4,076             28,380
                                                             -------------      -------------
          Total liabilities                                        820,045            906,462
                                                             -------------      -------------

SHAREHOLDERS' EQUITY:
  Common stock                                                       3,046              3,737
  Additional paid-in capital                                       727,208            759,962
  Retained earnings                                                405,698            811,504
  Accumulated other comprehensive income                            14,773             10,608
                                                             -------------      -------------
          Total shareholders' equity                             1,150,725          1,585,811
                                                             -------------      -------------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                   $   1,970,770      $   2,492,273
                                                             =============      =============

                     COMPUWARE CORPORATION AND SUBSIDIARIES
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                      (In Thousands, Except Per Share Data)

                                                            QUARTER ENDED
                                                              JUNE 30,
                                                  ---------------------------------

                                                       2007                2006
                                                  -------------       -------------
REVENUES:
  Software license fees                           $      47,271       $      67,465
  Maintenance fees                                      113,741             110,317
  Professional services fees                            118,377             118,536
                                                  -------------       -------------
       Total revenues                                   279,389             296,318
                                                  -------------       -------------

OPERATING EXPENSES:
  Cost of software license fees                          10,365               6,585
  Cost of maintenance fees                               11,453              10,126
  Cost of professional services                         104,077             107,615
  Technology development and support                     29,329              27,114
  Sales and marketing                                    64,731              65,768
  Administrative and general                             45,380              46,228
  Restructuring costs                                    16,020
                                                  -------------       -------------
       Total operating expenses                         281,355             263,436
                                                  -------------       -------------

INCOME (LOSS) FROM OPERATIONS                            (1,966)             32,882
                                                  -------------       -------------

OTHER INCOME (EXPENSES)
 Interest income                                          5,964              11,243
 Other                                                     (305)               (362)
                                                  -------------       -------------

OTHER INCOME, NET                                         5,659              10,881
                                                  -------------       -------------

INCOME BEFORE INCOME TAXES                                3,693              43,763

INCOME TAX PROVISION                                      3,504              14,442
                                                  -------------       -------------

NET INCOME                                        $         189       $      29,321
                                                  =============       =============

DILUTED EPS COMPUTATION
Numerator:  Net income                            $         189       $      29,321
                                                  -------------       -------------
Denominator:
  Weighted-average common shares outstanding            301,967             376,759
  Dilutive effect of stock options                        3,627                 768
                                                  -------------       -------------
  Total shares                                          305,594             377,527
                                                  -------------       -------------
Diluted EPS                                       $        0.00       $        0.08
                                                  =============       =============

                       COMPUWARE CORPORATION AND SUBSIDIARIES
                        CONSOLIDATED STATEMENTS OF CASH FLOWS
                                   (In Thousands)

                                                                                          THREE MONTHS ENDED
                                                                                                JUNE 30,
                                                                                  ---------------------------------
                                                                                      2007                2006
                                                                                  -------------       -------------
CASH FLOWS PROVIDED BY OPERATING ACTIVITIES:
  Net income                                                                      $         189       $      29,321
  Adjustments to reconcile net income to cash provided
      by operations:
      Depreciation and amortization                                                      13,817              13,393
      Property and equipment impairment associated with restructuring                     2,998
      Capitalized software impairment                                                     3,873
      Acquisition tax benefits                                                            1,311               1,309
      Stock option compensation                                                           1,573               2,797
      Deferred income taxes                                                              (2,519)              4,700
      Other                                                                                 494                (136)
      Net change in assets and liabilities, net of effects from acquisitions and currency fluctuations:
          Accounts receivable                                                            56,869              56,772
          Prepaid expenses and other current assets                                       8,648              (2,565)
          Other assets                                                                    1,223                 667
          Accounts payable and accrued expenses                                         (30,242)            (32,393)
          Deferred revenue                                                              (19,532)            (14,614)
          Income taxes                                                                     (896)              4,626
                                                                                  -------------       -------------
             Net cash provided by operating activities                                   37,806              63,877
                                                                                  -------------       -------------

CASH FLOWS PROVIDED BY (USED IN) INVESTING ACTIVITIES:
  Purchase of:
      Businesses, net of cash acquired                                                                      (20,484)
      Property and equipment                                                             (4,346)             (2,663)
      Capitalized software                                                               (4,173)             (5,486)
  Proceeds from sale of property                                                                              2,016
  Investments:
      Proceeds                                                                           42,885             125,816
      Purchases                                                                                            (137,304)
                                                                                  -------------       -------------
             Net cash provided by (used in) investing activities                         34,366             (38,105)
                                                                                  -------------       -------------

CASH FLOWS PROVIDED BY (USED IN) FINANCING ACTIVITIES:
  Net proceeds from exercise of stock options including excess tax benefits              58,364                 597
  Contribution to stock purchase plans                                                    1,592               1,504
  Repurchase of common stock                                                            (55,218)            (32,839)
                                                                                  -------------       -------------
             Net cash provided by (used in) financing activities                          4,738             (30,738)
                                                                                  -------------       -------------

EFFECT OF EXCHANGE RATE CHANGES ON CASH                                                   1,891               3,794
                                                                                  -------------       -------------

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                     78,801              (1,172)

CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD                                        260,681             612,062
                                                                                  -------------       -------------

CASH AND CASH EQUIVALENTS AT END OF PERIOD                                        $     339,482       $     610,890
                                                                                  =============       =============

                     COMPUWARE CORPORATION AND SUBSIDIARIES
                             OPERATIONAL HIGHLIGHTS
                          (dollar amounts in thousands)

                                                      QUARTER ENDED
                                              -------------------------------                      QUARTER ENDED
                                                 JUNE 30           JUNE 30           YR - YR          MARCH 31        QTR - QTR
                                                  2007               2006           % Change            2007           % Change
                                              ------------       ------------      ----------      ------------      -----------
License Fees:
  Distributed Product License Fees
    DevPartner                                $      2,173       $      2,938         (26.0%)      $      3,305        (34.3%)
    QACenter and File-AID Client/Server              6,002              5,558           8.0%              7,237        (17.1%)
    UNIFACE and Optimal                              4,063              3,290          23.5%              6,742        (39.7%)
    Vantage                                         10,537             15,488         (32.0%)            19,407        (45.7%)
    Changepoint                                      2,363              2,426          (2.6%)             3,628        (34.9%)
                                              ------------       ------------                      ------------
  Total Distributed Product License Fees            25,138             29,700         (15.4%)            40,319        (37.7%)
  Mainframe Product License Fees                    22,133             37,765         (41.4%)            32,906        (32.7%)
                                              ------------       ------------                      ------------
Total License Fees                                  47,271             67,465         (29.9%)            73,225        (35.4%)

Maintenance Fees                                   113,741            110,317           3.1%            117,713         (3.4%)
                                              ------------       ------------                      ------------
Total Products Revenue                        $    161,012       $    177,782          (9.4%)      $    190,938        (15.7%)
                                              ============       ============                      ============

Total Mainframe Products Revenue              $    103,237       $    119,741         (13.8%)      $    118,926        (13.2%)
Total Distributed Products Revenue            $     57,775       $     58,041          (0.5%)      $     72,012        (19.8%)

Total Products Revenue by Geography
    North America                             $     85,416       $    100,426         (14.9%)      $    100,971        (15.4%)
    International                             $     75,596       $     77,356          (2.3%)      $     89,967        (16.0%)

Product Releases
    Mainframe                                            4                  3          33.3%                  5        (20.0%)
    Distributed                                          9                 12         (25.0%)                12        (25.0%)

Total Costs of Software Products              $    115,878       $    109,593           5.7%       $    123,983         (6.5%)

Deferred license fees
    Current                                   $     70,081       $     68,525           2.3%       $     71,550         (2.1%)
    Long-term                                 $     40,739       $     50,557         (19.4%)      $     44,304         (8.0%)
    Deferred during quarter                   $     17,465       $     10,652          64.0%       $     27,967        (37.6%)
    Recognized during quarter                 $     24,035       $     23,056           4.2%       $     24,736         (2.8%)

Professional Services
    Professional Services Revenue             $    118,377       $    118,536          (0.1%)      $    122,091         (3.0%)
    Contribution Margin                               12.1%               9.2%                             12.1%
    Billable Headcount                               3,384              3,563          (5.0%)             3,465         (2.3%)

Total Company Headcount                              7,091              7,525          (5.8%)             7,539         (5.9%)

Total DSO                                            118.4              118.9                             121.0
Total DSO (Billed)                                    48.9               50.0                              56.3

                     COMPUWARE CORPORATION AND SUBSIDIARIES
                               PRODUCT COMMITMENTS
                                 (In Thousands)

                                                                 QUARTER ENDED         QUARTER ENDED      QUARTER ENDED
                                                                    JUNE 30,             MARCH 31,           JUNE 30,
                                                                      2007                 2007                2006
                                                                 --------------       --------------      --------------
License revenue                                                  $       47,271       $       73,225      $       67,465

      Change in deferred license                                         (6,570)               3,231             (12,404)
                                                                 --------------       --------------      --------------

License contracts entered into during period                             40,701               76,456              55,061
                                                                 --------------       --------------      --------------

Maintenance revenue                                                     113,741              117,713             110,317

      Change in deferred maintenance                                    (10,826)              30,479              (1,918)
                                                                 --------------       --------------      --------------

Maintenance contracts & renewals entered into during period             102,915              148,192             108,399
                                                                 --------------       --------------      --------------

Total products commitments during period                         $      143,616       $      224,648      $      163,460
                                                                 ==============       ==============      ==============

As Compuware continues to emphasize solution selling, deals are becoming more complex, increasing the likelihood that software transactions will be recognized ratably over the maintenance term. Therefore to understand the health of Compuware's software business, we believe it is important to also consider the amount of product commitments during the reported periods.